EXHIBIT 32

CERTIFICATION PURSUANT TO SECTION 906

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND ACTING PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2009 (the “Report”) of Spring Creek Capital Corp., (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Boris Rubizhevsky, the Chief Executive Officer and Acting Principal Financial and Accounting Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 28, 2010	By:	Boris Rubizhevsky
Boris P. Rubizhevsky
President /CEO/Director and Acting Principal Financial and Accounting Officer